UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

PEPCO HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined.):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PEPCO HOLDINGS, INC. ANNUAL MEETING TO BE HELD ON 05/21/10 AT 10:00 A.M. EDT
FOR HOLDERS AS OF 03/22/10 * ISSUER CONFIRMATION COPY - INFO ONLY *
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THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

713291102

DIRECTORS
DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF THE FOLLOWING NOMINEES 0010100
1 - 01-JACK B. DUNN, IV,02-TERENCE C. GOLDEN,03-PATRICK T. HARKER, 04-FRANK O. HEINTZ,05-BARBARA J. KRUMSIEK,06-GEORGE F. MACCORMACK, 07-LAWRENCE C. NUSSDORF,08-PATRICIA A. OELRICH,09-JOSEPH M. RIGBY, 10-FRANK K. ROSS,11-PAULINE A. SCHNEIDER,12-LESTER P. SILVERMAN

PROPOSAL(S) — **DIRECTORS RECOMMEND**
2 - A PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR 2010. ---->>> FOR --->>> 0010200

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>>

VIF11H

FOLD AND DETACH HERE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 05/21/10 FOR PEPCO HOLDINGS, INC.
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** E **

2 -I -S

DIRECTORS
(MARK "X" FOR ONLY ONE BOX)

X FOR ALL NOMINEES
X WITHHOLD ALL NOMINEES
X WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE. WRITE NUMBER(S) OF NOMINEE(S) BELOW.

USE NUMBER ONLY

FOR	AGAINST	ABSTAIN
X	X	X
DO	NOT	USE
DO	NOT	USE
FOR	AGAINST	ABSTAIN
DO	NOT	USE
DO	NOT	USE
DO	NOT	USE
FOR	AGAINST	ABSTAIN
DO	NOT	USE
DO	NOT	USE
DO	NOT	USE
FOR	AGAINST	ABSTAIN
DO	NOT	USE
DO	NOT	USE
DO	NOT	USE
FOR	AGAINST	ABSTAIN
DO	NOT	USE
DO	NOT	USE
X		

PLEASE INDICATE YOUR PROPOSAL SELECTION BY FIRMLY PLACING AN "X" IN THE APPROPRIATE NUMBERED BOX WITH BLUE OR BLACK INK X

SEE VOTING INSTRUCTION NO. 2 ON REVERSE

A/C:

713291102

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING X

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

P90808

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PEPCO HOLDINGS, INC.
800 KING STREET
P. O. BOX 231
WILMINGTON, DE 19899
ATTN: CLAIRE L. WILLIAMSON

FOLD AND DETACH HERE

SIGNATURE(S) / DATE

Proxy Services

P.O. Box 9138

Farmingdale NY 11735-9585

WRONG WAY

P.O. Box 9138

Fold and Detach Here

Please ensure you fold then detach and retain this portion of the Voting Instruction Form

Fold and Detach Here

VOTING INSTRUCTIONS

TO OUR CLIENTS:

WE HAVE BEEN REQUESTED TO FORWARD TO YOU THE ENCLOSED PROXY MATERIAL RELATIVE TO SECURITIES HELD BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. ONLY WE AS THE HOLDER OF RECORD CAN VOTE SUCH SECURITIES. WE SHALL BE PLEASED TO VOTE YOUR SECURITIES IN ACCORDANCE WITH YOUR WISHES, IF YOU WILL EXECUTE THE FORM AND RETURN IT TO US PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IT IS UNDERSTOOD THAT IF YOU SIGN WITHOUT OTHERWISE MARKING THE FORM YOUR SECURITIES WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL MATTERS TO BE CONSIDERED AT THE MEETING.

FOR THIS MEETING, THE EXTENT OF OUR AUTHORITY TO VOTE YOUR SECURITIES IN THE ABSENCE OF YOUR INSTRUCTIONS CAN BE DETERMINED BY REFERRING TO THE APPLICABLE VOTING INSTRUCTION NUMBER INDICATED ON THE FACE OF YOUR FORM.

FOR MARGIN ACCOUNTS, IN THE EVENT YOUR SECURITIES HAVE BEEN LOANED OVER RECORD DATE, THE NUMBER OF SECURITIES WE VOTE ON YOUR BEHALF HAS BEEN OR CAN BE ADJUSTED DOWNWARD.

PLEASE NOTE THAT UNDER A RULE AMENDMENT ADOPTED BY THE NEW YORK STOCK EXCHANGE FOR SHAREHOLDER MEETINGS HELD ON OR AFTER JANUARY 1, 2010, BROKERS ARE NO LONGER ALLOWED TO VOTE SECURITIES HELD IN THEIR CLIENTS’ ACCOUNTS ON UNCONTESTED ELECTIONS OF DIRECTORS UNLESS THE CLIENT HAS PROVIDED VOTING INSTRUCTIONS (IT WILL CONTINUE TO BE THE CASE THAT BROKERS CANNOT VOTE THEIR CLIENTS’ SECURITIES IN CONTESTED DIRECTOR ELECTIONS). CONSEQUENTLY, IF YOU WANT US TO VOTE YOUR SECURITIES ON YOUR BEHALF ON THE ELECTION OF DIRECTORS, YOU MUST PROVIDE VOTING INSTRUCTIONS TO US. VOTING ON MATTERS PRESENTED AT SHAREHOLDER MEETINGS, PARTICULARLY THE ELECTION OF DIRECTORS IS THE PRIMARY METHOD FOR SHAREHOLDERS TO INFLUENCE THE DIRECTION TAKEN BY A PUBLICLY-TRADED COMPANY. WE URGE YOU TO PARTICIPATE IN THE ELECTION BY RETURNING THE ENCLOSED VOTING INSTRUCTION FORM TO US WITH INSTRUCTIONS AS TO HOW TO VOTE YOUR SECURITIES IN THIS ELECTION.

IF YOUR SECURITIES ARE HELD BY A BROKER WHO IS A MEMBER OF THE NEW YORK STOCK EXCHANGE (NYSE), THE RULES OF THE NYSE WILL GUIDE THE VOTING PROCEDURES. THESE RULES PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, THE PROXY MAY BE GIVEN AT DISCRETION OF YOUR BROKER (ON THE TENTH DAY, IF THE MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE OR ON THE FIFTEENTH DAY, IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IN ORDER FOR YOUR BROKER TO EXERCISE THIS DISCRETIONARY AUTHORITY, PROXY MATERIAL WOULD NEED TO HAVE BEEN MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE,

AND ONE OR MORE OF THE MATTERS BEFORE THE MEETING MUST BE DEEMED “ROUTINE” IN NATURE ACCORDING TO NYSE GUIDELINES. IF THESE TWO REQUIREMENTS ARE MET AND YOU HAVE NOT COMMUNICATED TO US PRIOR TO THE FIRST VOTE BEING ISSUED, WE MAY VOTE YOUR SECURITIES AT OUR DISCRETION ON ANY MATTERS DEEMED TO BE ROUTINE. WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

THE FOLLOWING INSTRUCTIONS PROVIDE SPECIFICS REGARDING THE MEETING FOR WHICH THIS VOTING FORM APPLIES.

INSTRUCTION 1

ALL PROPOSALS FOR THIS MEETING ARE CONSIDERED “ROUTINE”. WE WILL VOTE IN OUR DISCRETION ON ALL PROPOSALS, IF YOUR INSTRUCTIONS ARE NOT RECEIVED.

IF YOUR SECURITIES ARE HELD BY A BANK, YOUR SECURITIES CANNOT BE VOTED WITHOUT YOUR SPECIFIC INSTRUCTIONS.

INSTRUCTION 2

IN ORDER FOR YOUR SECURITIES TO BE REPRESENTED AT THE MEETING ON ONE OR MORE MATTERS BEFORE THE MEETING, IT WILL BE NECESSARY FOR US TO HAVE YOUR SPECIFIC VOTING INSTRUCTIONS.

IF YOUR SECURITIES ARE HELD BY A BANK, YOUR SECURITIES CANNOT BE VOTED WITHOUT YOUR SPECIFIC INSTRUCTIONS.

INSTRUCTION 3

IN ORDER FOR YOUR SECURITIES TO BE REPRESENTED AT THE MEETING, IT WILL BE NECESSARY FOR US TO HAVE YOUR SPECIFIC VOTING INSTRUCTIONS.

INSTRUCTION 4

WE HAVE PREVIOUSLY SENT YOU PROXY SOLICITING

MATERIAL PERTAINING TO THE MEETING OF SHAREHOLDERS OF THE COMPANY INDICATED. ACCORDING TO OUR LATEST RECORDS, WE HAVE NOT AS OF YET RECEIVED YOUR VOTING INSTRUCTION ON THE MATTERS(S) TO BE CONSIDERED AT THIS MEETING AND THE COMPANY HAS REQUESTED US TO COMMUNICATE WITH YOU IN AN ENDEAVOR TO HAVE YOUR SECURITIES VOTED.

**IF YOU HOLD YOUR SECURITIES THROUGH A CANADIAN BROKER OR BANK, PLEASE BE ADVISED THAT YOU ARE RECEIVING THE VOTING INSTRUCTION FORM AND MEETING MATERIALS, AT THE DIRECTION OF THE ISSUER. EVEN IF YOU HAVE DECLINED TO RECEIVE SECURITY-HOLDER MATERIALS, A REPORTING ISSUER IS REQUIRED TO DELIVER THESE MATERIALS TO YOU. IF YOU HAVE ADVISED YOUR INTERMEDIARY THAT YOU OBJECT TO THE DISCLOSURE OF YOUR BENEFICIAL OWNERSHIP INFORMATION TO THE REPORTING ISSUER, IT IS OUR RESPONSIBILITY TO DELIVER THESE MATERIALS TO YOU ON BEHALF OF THE REPORTING ISSUER.

THESE MATERIALS ARE BEING SENT AT NO COST TO YOU.

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 21, 2010

PEPCO HOLDINGS, INC.

0000056850_1 R2.09.05.010

BROKER LOGO HERE

Return Address Line 1

Return Address Line 2

Return Address Line 3

51 MERCEDES WAY

EDGEWOOD NY 11717

Investor Address Line 1

Investor Address Line 2

Investor Address Line 3

Investor Address Line 4

Investor Address Line 5

John Sample

1234 ANYWHERE STREET

ANY CITY, ON A1A 1A1

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Meeting Information

Meeting Type: Annual Meeting

For holders as of: March 22, 2010

Date: May 21, 2010 Time: 10:00 AM EDT

Location: Pepco Holdings, Inc.

Edison Place Conference Center

701 Ninth Street, N.W.

Washington, DC 20068

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Broadridge Internal Use Only

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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report 2. Notice & Proxy Statement

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 10, 2010 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

0000056850_2 R2.09.05.010

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Internal Use Only

Voting items

The Board of Directors recommends that you vote FOR the following:

1. Election of Directors

Nominees

01 Jack B. Dunn, IV

06 George F. MacCormack

11 Pauline A. Schneider

02 Terence C. Golden

07 Lawrence C. Nussdorf

12 Lester P. Silverman

03 Patrick T. Harker

08 Patricia A. Oelrich

04 Frank O. Heintz

09 Joseph M. Rigby

05 Barbara J. Krumsiek

10 Frank K. Ross

The Board of Directors recommends you vote FOR the following proposal(s):

2 A proposal to ratify the appointment of PricewaterhouseCoopers, LLP as independent registered public accounting firm of the Company for 2010.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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Reserved for Broadridge Internal Control Information

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO

BANKS AND BROKERS

AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

0000056850_4 R2.09.05.010

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

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